UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 5, 2005
Desert Capital REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Maryland

(State or Other Jurisdiction of Incorporation)

333-111643	20-0495883

(Commission File Number)	(IRS Employer Identification No.)

1291 Galleria Drive, Suite 200, Henderson, Nevada	89014

(Address of Principal Executive Offices)	(Zip Code)
(800) 419-2855

(Registrant’s Telephone Number, Including Area Code)
NONE.

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement
Effective October 5, 2005, Desert Capital REIT, Inc. (the “Company”), through its wholly-owned subsidiary Desert Capital TRS, Inc., completed the acquisition of Consolidated Mortgage. Effective upon such acquisition, the Strategic Alliance Agreement between the Company and Consolidated Mortgage, pursuant to which the Company had the right of first offer on the funding of all mortgage loans identified by Consolidated Mortgage, was terminated.
Item 2.01 Completion of Acquisition or Disposition of Assets
On November 10, 2004, the Company, Desert Capital TRS, a wholly-owned subsidiary of the Company, and Second James Corporation entered into an agreement pursuant to which the TRS acquired Consolidated Mortgage. The transaction was structured as an installment sale pursuant to which TRS acquired the outstanding equity securities of Consolidated Mortgage over time so as to comply with applicable Internal Revenue Code provisions. Effective October 5, 2005, the Company completed the acquisition of Consolidated Mortgage. The Company paid a total of $9.0 million in cash and issued 450,000 shares of the Company’s common stock as consideration for the acquisition. Certain financial statements are filed as an exhibit to this Current Report on Form 8-K, and other financial statements will be filed by amendment to this Form 8-K as soon as practicable, but not later than 71 calendar days after the date that this report on Form 8-K was required to be filed. The Unit Purchase Agreement was filed as Exhibit 2.1 to the Company’s Form 8-K filed on November 16, 2004 and is incorporated herein by reference.
Item 3.02 Unregistered Sales of Equity Securities
In connection with the acquisition of Consolidated Mortgage, as described under Item 2.01 above, the Company issued 337,500 shares of its common stock to Second James Corporation on December 7, 2004, and an additional 112,500 shares of its common stock to Second James Corporation on January 1, 2005. Both of these transactions were exempt from the registration requirements of the federal securities laws pursuant to Section 4(2) of the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits
(a) Financial Statements for Business Acquired
The required financial statements of Consolidated Mortgage as of and for the years ended December 31, 2004 and 2003 are filed as Exhibit 99.1 hereto.
(b) Pro Forma Financial Information
The pro forma financial information required to be filed by Item 9.01(b) of Form 8-K will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but not later than 71 calendar days after the date that this report on Form 8-K was required to be filed.
(d) Exhibits

Exhibit No.	Title
23.1	Consent of Accountants
99.1	Audited Financial Statements of Consolidated Mortgage as of and for the years ended December 31, 2004 and 2003

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 11, 2005

DESERT CAPITAL REIT, INC.
By:	/s/ Todd B. Parriott
Todd B. Parriott
Chief Executive Officer

Index To Exhibits

Exhibit No.	Title
23.1	Consent of Accountants
99.1	Audited Financial Statements of Consolidated Mortgage as of and for the years ended December 31, 2004 and 2003